CREATING A LEADING MULTI-PLATFORM GLOBAL ENTERPRISE

September 12, 2011

SAFE HARBOR STATEMENTS

This presentation may contain certain statements about Colfax Corporation ("Colfax") and Charter International plc ("Charter") that are or may be "forward-looking statements"— that is, statements related to future, not past, events, including forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on the current expectations of the management of Colfax and Charter (as the case may be) and are naturally subject to uncertainty and changes in circumstances and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. In addition, these statements are based on a number of assumptions that are subject to change. The forward-looking statements contained in this presentation may include statements about the expected effects on Charter and Colfax of an offer for the entire issued and to be issued share capital of Charter International plc (the "Offer"), the expected timing and scope of the Offer, strategic options and all other statements in this document other than historical facts. Without limitation, any statements preceded or followed by or that include the words "targets", "plans", "believes", "expects", "aims", "intends", "will", "may", "anticipates", "estimates", "projects", "seeks", "sees", "should," "would," "expect," "positioned," "strategy," or words or terms of similar substance or the negative thereof, are forward-looking statements. Forward-looking statements include statements relating to the following: (i) the satisfaction of the conditions to the Offer and other risks related to the Offer and actions related thereto; (ii) Colfax's ability to complete the acquisition of Charter as planned, and risks relating to any unforeseen liabilities of Charter; (iii) future capital expenditures, expenses, revenues, earnings, synergies, economic performance, indebtedness, financial condition, losses and future prospects; (iv) business and management strategies and the expansion and growth of Colfax's or Charter's operations and potential synergies resulting from the Offer; (v) the effects of government regulation on Colfax's or Charter's business, and (vi) Colfax's plans, objectives, expectations and intentions generally. Factors that could cause Colfax's results to differ materially from current expectations include, but are not limited to factors detailed in Colfax's reports filed with the U.S. Securities and Exchange Commission as well as its Annual Report on Form 10-K under the caption "Risk Factors", as well as Colfax's ability to complete the acquisition of Charter as planned, Colfax's ability to achieve expected synergies in connection with the acquisition and risks relating to any unforeseen liabilities of Charter. Due to such uncertainties and risks, investors are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. None of Colfax or Charter undertakes any obligation to update publicly or revise forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent legally required. Nothing contained herein shall be deemed to be a forecast, projection or estimate of the future financial performance of Colfax or any of its subsidiaries, the Charter group or the combined business following completion of the Offer, unless otherwise stated. Except for information relating to Charter, the directors of Colfax accept responsibility for the information contained in this presentation. To the best of the knowledge and believe of the directors of Colfax (who have taken all reasonable care to ensure that such is the case), the information contained in this presentation is in accordance with the facts and contains no omission likely to affect its import. The directors of Charter accept responsibility for the correctness and fairness of the reproduction in this presentation of information relating to Charter, which has been compiled from published sources.

CERTAIN CONSIDERATIONS UNDER THE SECURITIES ACT OF 1933

The securities of Colfax referred to in this document have not been registered under the Securities Act of 1933 (the "Act"), and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Act.

The issuance of Colfax shares to Charter shareholders will not be registered under the Act, and will be issued pursuant to the exemption provided by Section 3(a)(10) under the Act. In the event that Colfax determines to conduct the acquisition pursuant to an offer other otherwise in a manner that is not exempt from the registration requirements of the Act, it will file a registration statement with the Securities and Exchange Commission ("SEC") that will contain a prospectus. In this event, investors are urged to read these documents and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information, and such documents will be available free of charge at the SEC's website at www.sec.gov.

Colfax

INTRODUCTORY REMARKS

COMBINATION RATIONALE

Strong industrial logic; consistent with strategic vision

Accelerates Growth Strategy	• Adds strong brands to Colfax portfolio • Transforms Colfax into multi-platform enterprise
Enhances Business Profile	• Meaningful recurring revenue stream • Considerable exposure to emerging markets • Strong secular growth drivers • Balance between short and long cycle businesses
Provides Long-Term Value Creation Opportunities	• Colfax Business System opportunity • Significantly expands acquisition runway • Go-to-market leverage
Financially Compelling	• Significant earnings accretion* • Double-digit return on invested capital within three to five years*

* Note: This should not be taken as a statement regarding the Company's expectations for its earnings per share during the remainder of 2011, for 2012 or subsequent periods.

KEY TRANSACTION TERMS

- Total consideration: £1,528mm (approximately $2,426mm)[1]
  - 910p per share consideration
- Form of consideration: certainty of cash plus upside from value creation
  - 730p in cash and 0.1241 shares Colfax stock per Charter share
  - "Mix & match" alternative available
- Financing: designed to retain flexibility to continue existing and new initiatives without undue risk
  - $2,100mm fully-underwritten credit facility (including $300mm undrawn revolver)
  - $805mm new equity from certain existing shareholders and BDT Capital Partners
  - $480mm[2] issuance of shares to Charter shareholders
- Timeline: Expected to close Q1 2012

1. Based on Colfax share price as at September 9, 2011
2. Assumes foreign exchange rate of US$1.5881/£

OUR MODEL

Long-term growth driven by Colfax Business System (CBS) and world class team


RECRUIT TOP TALENT
DRIVE CBS
MAKE STRATEGIC ACQUISITIONS
INTEGRATE AND IMMERSE
PAST
PRESENT
FUTURE

OUR VISION

Multi-platform business linked to strong secular trends


PLATFORM 1
PLATFORM 2
PLATFORM 3
PLATFORM 4

CHARTER SNAPSHOT

Leading global manufacturer of welding & cutting and air & gas handling solutions

- Publicly-traded; listed on London Stock Exchange
- Approximately 12,000 associates worldwide
- 2010 revenue: £1,720mm (approximately $2,732mm)[1]
- 2010 adjusted operating margin: 8.5%[2]
- Two divisions: ESAB (welding & cutting) and Howden (air handling)





1. Assumes foreign exchange rate of US$1.5881/£
2. Before amortization and impairment of acquired intangibles and goodwill, acquisition costs and exceptional items

Colfax

ACCELERATES GROWTH STRATEGY

Global footprint; balanced portfolio

Pro-Forma Revenues by Platform & Geography

1H 2011 LTM Pro-Forma = $3.5b



Fluid & Air Handling
Welding & Cutting



North America
21%
Europe
35%
Asia
19%
South America
14%
Rest of World
11%

Note: Assumes foreign exchange rate of US$1.5881/£

Note: Numbers may not add to 100% due to rounding

Source: Company filings

Colfax

ENHANCES BUSINESS PROFILE

Attractive business mix; strong secular growth drivers.

Meaningful recurring revenue stream

1H 2011 LTM Pro-Forma = $3.5b


Foremarket
Aftermarket

Considerable exposure to emerging markets

1H 2011 LTM Pro-Forma = $3.5b


Emerging Markets
Developed Markets

Balance between short and long cycle businesses

1H 2011 LTM Pro-Forma = $3.5b


Long Cycle
Short Cycle

Colfax

PROVIDES VALUE CREATION OPPORTUNITIES

Numerous opportunities to strengthen both businesses.

- Colfax Business System opportunity
  - Margin improvement
  - Working capital reduction
- Expanded acquisition runway
  - Geographic and product add-ons in Welding
  - Complementary products and technologies in Air Handling
- Go-to-market leverage
  - Cross-fertilize geographic strengths (China, Russia, India, Brazil, South Africa…)
  - Expand product basket

FINANCIALLY COMPELLING

Significant accretion and strong returns on capital*; committed to maintaining strong balance sheet.

Financing sources:

- $2,100mm fully-underwritten credit facility (including $300mm undrawn revolver)
- $805mm new equity from Colfax founders, Directors and BDT Capital Partners
- $480mm equity consideration to Charter shareholders[1]

Balance sheet profile:

- Expect BB-/Ba3 credit rating or better
- Expect rapid deleveraging
- Retain flexibility to continue new and existing initiatives

1. Based on Colfax share price as at September 9, 2011; Assumes foreign exchange rate of US$1.5881/£

* Note: This should not be taken as a statement regarding the Company's expectations for its earnings per share during the remainder of 2011, for 2012 or subsequent periods.

Colfax

CHARTER INTERNATIONAL

CHARTER OVERVIEW

Strong player in served markets; attractive business mix


Revenues by Product Line & Geography
1H 2011 LTM = £1.8b
Air Handling (Howden)
Welding & Cutting (ESAB)
Rest of World
Asia
South America
North America
Europe
Business
Geography

- **Leading player in served markets**
  - Welding & cutting equipment and consumables
  - Heavy-duty fans and heat exchangers; screw and piston compressors
- **Robust secular growth drivers**
  - Nearly 50% of revenues from emerging markets
  - Significant exposure to energy, infrastructure and mining sectors
- **Strong brands and technology**
  - 100+ year old brands
  - Strong patent portfolio
- **Meaningful aftermarket revenue stream**
  - >70% of Welding & Cutting revenues
  - ~35-40% of Air Handling revenues

Colfax

PRODUCTS & APPLICATIONS: ESAB

#2 global manufacturer of welding & cutting products; technology and innovation leader


OK AristoRod 12.50

CONSUMABLES


103

WELDING



WELDING AUTOMATION



CUTTING



PPE



GAS APPARATUS

AFTERMARKET REVENUES

1H 2011 LTM = £1.3b


Foremarket
Aftermarket

GEOGRAPHIC EXPOSURE

1H 2011 LTM = £1.3b


Developed Economies
Emerging Markets

Colfax

PRODUCTS & APPLICATIONS: HOWDEN

Leading global manufacturer of heavy-duty fans and compressors; energy, power and mining key drivers of revenues

AFTERMARKET REVENUES
1H 2011 LTM = £0.6b


Aftermarket
Foremarket

GEOGRAPHIC EXPOSURE
1H 2011 LTM = £0.6b


Emerging Markets
Developed Economies



COOLING FAN



CENTRIFUGAL FAN



PISTON COMPRESSOR



AXIAL FAN



SCREW COMPRESSOR



HEAT EXCHANGER

REVENUE AND BACKLOG TRENDS

Strong revenue growth; healthy backlog


REVENUE
£1,258
£1,451
£1,887
£1,659
£1,720
£1,826
£430
£480
£627
£628
£562
£568
£828
£971
£1,260
£1,031
£1,158
£1,258
2006
2007
2008
2009
2010
1H11
ESAB
Howden


HOWDEN BACKLOG
£499
£536
£441
£439
£424
£592
2H08
1H09
2H09
1H10
2H10
1H11

All figures in GBP mm

Colfax

MARGIN & WORKING CAPITAL TRENDS

Opportunities for margin and working capital improvement



ADJUSTED OPERATING PROFIT[1]
Adj. operating profit margin
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2006
2007
2008
2009
2010
ESAB
Howden



WORKING CAPITAL
Net working capital
£400
£350
£300
£250
£200
£150
£100
£50
£-
27.5%
22.5%
17.5%
12.5%
7.5%
£182
£220
£353
£286
£355
14.4%
15.2%
18.7%
17.2%
20.7%
2006
2007
2008
2009
2010
Net working capital
NWC % of sales

[1]Before amortization and impairment of acquired intangible and goodwill, acquisition costs and exceptional items. Please refer to Charter's public reported financial results for the reconciliation of Adjusted Operating Profit

All figures in GBP mm

SUMMARY

CREATING A LEADING MULTI-PLATFORM GLOBAL ENTERPRISE

QUESTIONS